UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02675 )

Exact name of registrant as specified in charter: Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006 Date of reporting period: October 1, 2005—March 31, 2006

Item 1. Report to Stockholders: The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Income Fund

3|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Tax Exempt Income Fund

3| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversifi-cation, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Tax Exempt Income Fund: potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk, which is the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk. The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

Results for investors subject to lower tax rates would not be as advantageous.

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income tax, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.

Highlights

* For the six months ended March 31, 2006, Putnam Tax Exempt Income Fund’s class A shares returned 0.68% without sales charges.

* Over the same period, the fund’s benchmark, the Lehman Municipal Bond Index, returned 0.98% .

* The average return for the fund’s Lipper category, General Municipal Debt Funds, was 0.91% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 3/31/06

Since the fund's inception (12/31/76), average annual return is 7.30% at NAV and 7.16% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.13%	4.73%	64.93%	58.78%

5 years	4.55	3.75	24.91	20.23

3 years	4.50	3.20	14.13	9.90

1 year	3.56	–0.33	3.56	–0.33

6 months	—	—	0.68	–3.04

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

During the fiscal period ended March 31, 2006, an improving economy and solid fundamentals helped lower-rated bonds (those rated Baa or lower, or the equivalent) significantly outperform higher-rated bonds. Accordingly, your fund’s exposure to the lower-quality tiers of the municipal bond market helped drive its performance during the period. However, the fund’s yield curve positioning and its underweight position in callable bonds caused it to slightly underperform its benchmark and its Lipper peer group at net asset value (NAV, or without sales charges). At the same time, the fund’s exposure to tobacco settlement bonds aided results as this segment of the market outperformed.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase short-term interest rates from 3.75% to 4.75% in four 0.25% increments during the first six months of the fund’s fiscal year. Despite a significant increase in short-term rates, long-term bond yields ended the period slightly lower. Potential forces constraining the rise of long-term rates include the strength of global demand for longer-term bonds from pension plans and other investors, as well as a widespread belief that inflation will remain in check as the Fed achieves its objectives through monetary policy. As shorter- and longer-term interest rates converged significantly, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

The improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened based on strong interest among buyers in search of higher yields. As a result of favorable legal rulings, tobacco settlement bonds outperformed during the period. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility but significantly outperformed for the period. Callable bonds, which can be redeemed by their issuers before maturity, generally outperformed non-callable bonds, as investors expect that callable bonds will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your fund’s portfolio relative to its benchmark, a strategy that contributed positively to relative results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the fund’s potential for appreciation when rates fall.

The fund’s yield curve positioning, or the maturity profile of its holdings, detracted moderately from performance during the period. In order to keep the fund’s duration short, we limited our exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. However, as the yield curve flattened and the yield differences between shorter- and longer-term bonds converged, bonds with longer maturities outperformed their shorter-maturity counterparts.

The fund benefited from its overweight position in lower-rated, higher-yielding bonds, compared with other funds in its peer group, as this segment of the market

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

Lehman Aggregate Bond Index (broad bond market)	–0.06%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.25%

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	0.29%

Equities
S&P 500 Index (broad stock market)	6.38%

S&P Utilities Index (utilities stocks)	–6.57%

Russell 2000 Growth Index (small-company growth stocks)	16.20%

outperformed during the period. An overweight position in tobacco settlement bonds had a similar positive effect.

Our underweight position in callable bonds constrained the fund’s results relative to its Lipper peer group. Callable bonds benefited from investor perception that bonds are less likely to be called in a rising-rate environment.

Finally, the fund’s relative underweight to airline-related IDBs modestly detracted from results as this sector outperformed for the period amid high volatility.

Your fund’s holdings

Improving credit markets helped the performance of bonds rated A and below across many sectors. Positive performers for the fund among below-investment-grade bonds included tobacco settlement bonds issued by the DC Tobacco Settlement Financing Corporation (District of Columbia) and SC Tobacco Settlement Revenue Management (South Carolina). Payments from tobacco settlement bonds are secured by income promised to various states through settlements negotiated by tobacco companies. Continuing a trend from the prior fiscal period, bonds in this sector performed well, given the market’s assessment that the litigation environment remains positive for tobacco companies.

Other lower-rated bonds that boosted performance included an issue by the New York City Industrial Development

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

Authority on behalf of Airis Corporation. These bonds are backed by certain cargo and warehouse facilities at JFK International Airport. Also, bonds issued for Iowa Health Care Initiatives (rated BBB– by Putnam), a group of nearly 50 Iowa-based skilled nursing facilities, performed well as investors responded favorably to their relatively high coupon.

Two power supply bonds issued by the California Department of Water Resources were pre-refunded during the period and boosted returns as a result. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then held in an escrow account and typically invested in U.S. Treasury securities that mature at the older bond’s first call date. When that date arrives, the money is used to retire the old bonds. The added security inherent in a pre-refunding frequently prompts a credit upgrade for the bonds, which, in turn, can lead to higher prices, as occurred in this case.

We continued to increase the fund’s holdings in the single-family housing sector. In December 2005, for example, the fund purchased bonds issued by New Mexico Single Family Mortgage. Our emphasis on single-family housing bonds proved helpful to results as rising interest rates and declining mortgage prepayments helped this sector outperform over the period.

As noted earlier in this report, the fund had an underweight position in airline-related industrial development bonds (IDBs) given our continuing belief that the underlying business fundamentals for major airlines remain weak. Moreover, in our opinion, the credit risk among airline-related IDBs continues to be high; most bonds in this sector carry ratings from B to Caa, which are substantially below investment grade. Nevertheless, despite high volatility, airline-related IDBs posted strong results during the period. Airlines are benefiting from improved economic conditions, which have led to stronger demand for air travel and better passenger load factors. In addition, higher airfares resulting, in part, from fuel surcharges are also boosting carriers’ revenues. Your fund’s airline-related holding benefited from these trends, but its modest exposure limited the extent of the resulting appreciation.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Although we believe that the Fed’s tightening cycle is nearing an end, we expect that rates will continue to rise. We currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market is susceptible to weaker returns in the coming months given its unusually strong performance versus taxable equivalents in the first three months of 2006.

We believe that the extended rally among lower-rated, higher-yielding bonds is in its final stages. Therefore, we plan to reduce the fund’s holdings at the lower end of its credit spectrum. We continue to have a positive view of the single-family housing sector, which has performed well in recent months. Despite recent strong performance, we remain cautious on airline-related IDBs. Our view on tobacco settlement bonds remains positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.30%	7.16%	6.48%	6.48%	6.43%	6.43%	6.87%	6.74%

10 years	64.93	58.78	54.82	54.82	51.83	51.83	60.39	55.09
Annual average	5.13	4.73	4.47	4.47	4.26	4.26	4.84	4.49

5 years	24.91	20.23	20.95	18.97	20.19	20.19	23.19	19.13
Annual average	4.55	3.75	3.88	3.54	3.75	3.75	4.26	3.56

3 years	14.13	9.90	12.07	9.07	11.63	11.63	13.24	9.65
Annual average	4.50	3.20	3.87	2.94	3.74	3.74	4.23	3.12

1 year	3.56	–0.33	2.88	–2.08	2.72	1.73	3.26	–0.17

6 months	0.68	–3.04	0.46	–4.47	0.29	–0.69	0.66	–2.64

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 3/31/06

		Lipper General
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average†

Annual average
(life of fund)	—*	6.57%

10 years	76.86%	62.72
Annual average	5.87	4.97

5 years	28.70	24.34
Annual average	5.18	4.44

3 years	12.82	11.70
Annual average	4.10	3.74

1 year	3.80	3.48

6 months	0.98	0.91

Index and Lipper results should be compared to fund performance at net asset value.
* Index inception date was 12/31/79.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 261, 256, 249, 220, and 142 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 3/31/06

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.189296		$0.161115	$0.154717	$0.177077

Capital gains[2]	—		—	—	—

Total	$0.189296		$0.161115	$0.154717	$0.177077

Share value:	NAV	POP	NAV	NAV	NAV	POP
9/30/05	$8.84	$9.18	$8.84	$8.85	$8.86	$9.16

3/31/06	8.71	9.05	8.72	8.72	8.74	9.03

Current yield (end of period)
Current dividend rate[3]	4.29%	4.13%	3.64%	3.49%	3.99%	3.86%

Taxable equivalent[4]	6.60	6.35	5.60	5.37	6.14	5.94

Current 30-day SEC yield[5]	3.44	3.31	2.79	2.64	3.14	3.04

Taxable equivalent[4]	5.29	5.09	4.29	4.06	4.83	4.68

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.95	$ 7.20	$ 7.94	$ 5.45

Ending value (after expenses)	$1,006.80	$1,004.60	$1,002.90	$1,006.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.98	$ 7.24	$ 8.00	$ 5.49

Ending value (after expenses)	$1,020.99	$1,017.75	$1,017.00	$1,019.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M
Your fund’s annualized expense ratio	0.79%	1.44%	1.59%	1.09%

Average annualized expense ratio for Lipper peer group*	0.86%	1.51%	1.66%	1.16%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Tax Exempt Income Fund	13%	33%	24%	18%	13%

Lipper General Municipal Debt
Funds category average	34%	49%	45%	51%	54%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $590,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 59th percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

17th	42nd	43rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 297, 269, and 234 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General Municipal Debt Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 48%, 43%, and 38%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 121st out of 256, 95th out of 220, and 53rd out of 142 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage Association	U.S. Govt. Coll. U.S. Government Collateralized
Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (97.8%)*

	Rating **	Principal amount	Value

Alabama (0.6%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$1,750,000	$1,812,773
Fairfield, Indl. Dev. Auth. Rev. Bonds
(USX Corp.), Ser. A, 6.7s, 12/1/24	Baa1	5,500,000	5,529,150
U. of AL Rev. Bonds (Hosp. Birmingham),
Ser. A, AMBAC, 5s, 9/1/14	Aaa	500,000	525,625
			7,867,548

Alaska (0.2%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	2,975,000	2,991,839

Arizona (3.2%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	3,250,000	3,580,623
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	6,060,000	6,338,275
Mcallister, Academic Village VRDN (AZ
State U.), Ser. B, AMBAC, 3.17s, 7/1/45	VMIG1	13,405,000	13,405,000
Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s,
7/1/12	Aaa	10,000,000	11,826,400
Phoenix, Indl. Dev. Auth. VRDN (Valley of
the Sun YMCA), 3.18s, 1/1/31	A-1+	3,700,000	3,700,000
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	1,500,000	1,597,920
			40,448,218

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Arkansas (0.5%)
AR Dev. Fin. Auth. Rev. Bonds, Ser. B,
GNMA Coll., FNMA Coll., 3 3/4s, 1/1/26	AAA	$1,750,000	$1,744,260
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	3,900,000	4,395,807
			6,140,067

California (10.8%)
CA State G.O. Bonds
MBIA, 5 3/4s, 12/1/11	Aaa	225,000	245,754
MBIA, 5 1/4s, 10/1/13	AAA	1,125,000	1,226,621
5 1/8s, 4/1/23	A2	3,000,000	3,143,100
5.1s, 2/1/34	A2	3,000,000	3,042,240
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
6s, 5/1/15 (Prerefunded)	Aaa	14,500,000	16,406,025
AMBAC, 5 1/2s, 5/1/16 (Prerefunded)	Aaa	20,000,000	22,089,800
AMBAC, 5 1/2s, 5/1/15	Aaa	33,000,000	36,090,450
AMBAC, 5 1/2s, 5/1/13 #	Aaa	31,500,000	34,566,210
5 1/2s, 5/1/11	A2	500,000	538,145
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	Aa3	6,000,000	6,289,380
CA Statewide Cmnty. Dev. Auth. Multi-Fam.
Rev. Bonds (Hsg. Equity Res.), Ser. B,
5.2s, 12/1/29	A-	150,000	153,216
Chula Vista Rev. Bonds (San Diego Gas), Ser. B,
5s, 12/1/27	A1	200,000	203,348
Golden State Tobacco Securitization Corp.
Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, ,
FHLMC Coll., FNMA Coll. 5s,
6/1/38 (Prerefunded)	Aaa	530,000	564,365
Ser. 03 A-1, 5s, 6/1/21	BBB	2,725,000	2,744,348
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,200,000	1,292,760
Rancho Santiago, Cmnty. Coll. Dist. G.O.
Bonds, FSA
5s, 9/1/15	Aaa	665,000	717,761
5s, 9/1/14	Aaa	1,000,000	1,078,160
San Bernardino, City U. School Dist. G.O. Bonds,
Ser. A, FSA, 5s, 8/1/28	Aaa	5,005,000	5,210,655
			135,602,338

Colorado (0.3%)
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	1,860,000	2,078,773
6 3/8s, 12/15/30	A3	1,890,000	2,062,859
			4,141,632

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Connecticut (1.5%)
CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA), Ser. A, 5.85s, 9/1/28	Baa2	$3,000,000	$3,167,730
Mashantucket, Western Pequot Tribe 144A
Rev. Bonds, Ser. A
6.4s, 9/1/11 (Prerefunded)	Aaa	7,435,000	7,768,311
6.4s, 9/1/11	Baa2	7,565,000	7,766,607
			18,702,648

Delaware (—%)
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-2, 4.9s, 10/31/39	A3	500,000	505,215

District of Columbia (6.9%)
DC G.O. Bonds, Ser. A
6 3/8s, 6/1/26 (Prerefunded)	AAA	39,250,000	40,210,055
6s, 6/1/26 (Prerefunded)	A+	38,175,000	39,955,864
FSA, 5s, 6/1/26	Aaa	5,005,000	5,190,786
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 1/4s, 5/15/24	BBB	250,000	265,753
District of Columbia G.O. Bonds, Ser. A,
MBIA
5s, 6/1/15	AAA	340,000	351,988
5s, 6/1/15 (Prerefunded)	AAA	170,000	176,567
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds,
FGIC, 5s, 10/1/33	Aaa	1,000,000	1,031,490
			87,182,503

Florida (3.4%)
Flagler Cnty., School Board COP, Ser. A, FSA,
5s, 8/1/19	Aaa	500,000	525,835
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
7 1/4s, 10/1/29	BBB+	5,530,000	6,136,973
Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, 7.65s, 7/1/16	Aaa	18,500,000	23,944,735
Highlands Cnty., Hlth. Fac. Auth.
(Hosp. Adventist Hlth.), Ser. A, 5s, 11/15/20	A+	1,000,000	1,033,100
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds (Shell Point Village), Ser. A,
5 1/2s, 11/15/29	BBB-	2,650,000	2,670,167
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.7s, 11/15/19	BB+	3,700,000	4,072,257
North Broward, Hosp. Dist. Rev. Bonds
6s, 1/15/31 (Prerefunded)	A3	70,000	77,025
6s, 1/15/31	A3	5,000	5,364
Oakstead, Cmnty. Dev. Dist. Cap. Impt.
Rev. Bonds, Ser. A, 7.2s, 5/1/32	BB+/P	1,170,000	1,242,657

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Florida continued
Tampa, Util. Tax & Special Rev. Bonds,
AMBAC, 6s, 10/1/07	Aaa	$2,500,000	$2,586,950
U. Central FL Assn., Inc. COP, Ser. A, FGIC,
5 1/4s, 10/1/34	Aaa	500,000	528,020
			42,823,083

Georgia (3.5%)
Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC, 5.6s,
1/1/30 (Prerefunded)	Aaa	1,000,000	1,075,520
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08	A2	5,000,000	5,083,650
GA Muni. Elec. Pwr. Auth. Rev. Bonds
Ser. B, FGIC, 8 1/4s, 1/1/11	Aaa	10,000,000	11,864,600
Ser. 05-Y, AMBAC, 6.4s, 1/1/13	Aaa	20,280,000	22,794,314
Ser. 05-Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)	Aaa	220,000	245,386
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	1,200,000	1,348,056
Richmond Cnty., Dev. Auth. Rev. Bonds
(Amt.-Intl. Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	2,053,097
			44,464,623

Hawaii (0.3%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22	Aaa	2,705,000	2,672,675
3 1/2s, 7/1/11	Aaa	435,000	425,504
3.3s, 1/1/10	Aaa	575,000	562,672
			3,660,851

Idaho (—%)
Madison Cnty., Hosp. COP, 5 1/8s, 9/1/13	BBB-	250,000	257,648

Illinois (1.6%)
Chicago, Waste Wtr. Transmission VRDN,
Ser. A, MBIA, 3.23s, 1/1/39	VMIG1	2,000,000	2,000,000
Cook Cnty., G.O. Bonds, Ser. B, MBIA,
5s, 11/15/29	Aaa	1,250,000	1,295,963
IL Edl. Fac. Auth. Rev. Bonds
(Northwestern U.), 5s, 12/1/33	Aa1	2,250,000	2,313,248
IL Fin. Auth. VRDN (Northwestern U.),
Ser. A, 3.12s, 12/1/34	VMIG1	1,500,000	1,500,000
IL Hsg. Dev. Auth. Rev. Bonds (Home Owner
Mtge.), Ser. C-1, 3 1/2s, 8/1/11	Aa2	630,000	617,318
IL State G.O. Bonds, FSA, 5 3/8s, 10/1/12	Aaa	1,650,000	1,792,280
IL State VRDN, Ser. B, 3.23s, 10/1/33	A-1+	9,500,000	9,500,000
			19,018,809

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Indiana (0.7%)
Brownsburg, 1999 School Bldg. Corp. Rev.
Bonds (First Mtge.), Ser. B, FSA, 5s, 7/15/21	AAA	$1,500,000	$1,574,850
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,150,000	4,279,439
IN State Hsg. Fin. Auth. Single Fam. Mtge.
Rev. Bonds, Ser. A-1, GNMA Coll., FNMA Coll.
4 3/8s, 1/1/20	Aaa	780,000	770,437
4.2s, 1/1/17	Aaa	360,000	355,691
IN U. Rev. Bonds (IN U. Fac.), AMBAC,
5 1/4s, 11/15/23	Aaa	700,000	750,526
Indianapolis, Local Pub. Impt. Board Rev. Bonds,
Ser. D, FGIC, 5s, 1/1/13	Aaa	645,000	684,687
			8,415,630

Iowa (1.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	3,600,000	3,699,648
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25	BBB-/P	7,565,000	8,992,062
9.15s, 7/1/09	BBB-/P	65,000	72,227
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	755,603
Ser. B, zero %, 6/1/34	BBB	2,500,000	2,324,650
			15,844,190

Kansas (0.2%)
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/23	A1	200,000	205,864
5s, 10/1/19	A1	750,000	781,740
5s, 10/1/16	A1	1,115,000	1,175,054
			2,162,658

Kentucky (—%)
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN
(Baptist Hlth. Care), Ser. C, 3.19s, 8/15/31	VMIG1	185,000	185,000

Louisiana (0.4%)
Ernest N. Morial-New Orleans, Exhibit Hall Auth.
Special Tax, Ser. A, AMBAC, 5 1/4s, 7/15/20	Aaa	2,000,000	2,090,820
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax Bonds, Ser. A, AMBAC,
5 1/4s, 7/15/21	Aaa	500,000	521,755
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (Cypress Apts.), Ser. A, GNMA Coll.,
5 1/2s, 4/20/38	Aaa	250,000	265,723
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 1/2s, 5/15/30	BBB	2,500,000	2,602,350
			5,480,648

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Maryland (0.6%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt.
Coll., 8s, 5/15/29 (Prerefunded)	AAA	$5,000,000	$5,895,200
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds (Medstar Hlth.), 5 3/4s, 8/15/14	Baa1	1,500,000	1,625,010
			7,520,210

Massachusetts (3.9%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, MBIA,
5 1/2s, 1/1/11	Aaa	1,500,000	1,604,835
MA State Dev. Fin. Agcy. VRDN (Boston U.)
Ser. R-3, XLCA, 3.2s, 10/1/42	VMIG1	1,500,000	1,500,000
Ser. R-2, XLCA, 3.14s, 10/1/42	VMIG1	5,000,000	5,000,000
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	2,200,000	2,383,766
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	4,500,000	4,945,905
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	6,050,000	6,381,056
(Partners Hlth. Care Syst.), Ser. C,
5 3/4s, 7/1/21	Aa3	5,000,000	5,455,100
(Caritas Christian Oblig. Group), Ser. A,
5 5/8s, 7/1/20	BBB	1,645,000	1,698,463
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB-	100,000	102,410
(New England Med. Ctr. Hosp.), Ser. H,
FGIC, 5s, 5/15/11	Aaa	1,000,000	1,056,660
MA State Port Auth. Rev. Bonds, 13s, 7/1/13	AAA/P	5,655,000	7,603,939
MA State Special Oblig. Dedicated Tax Rev.
Bonds, FGIC, FHLMC Coll., FNMA Coll.,
5 1/4s, 1/1/24 (Prerefunded)	Aaa	10,000,000	10,782,900
			48,515,034

Michigan (1.3%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Aaa	500,000	526,300
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.15s, 7/1/33	VMIG1	4,100,000	4,100,000
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
Med. Ctr.), 6s, 7/1/20	Baa3	400,000	412,732
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	3,147,540
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	Aaa	2,400,000	2,384,064
MI State Hsg. Dev. Auth. Ltd. Oblig. Rev.
Bonds (Parkway Meadows), FSA, 4s, 10/15/10	Aaa	1,005,000	1,024,598
MI State Strategic Fund Solid Waste Disp. Rev.
Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,131,000
			16,726,234

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Minnesota (0.8%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	$1,250,000	$1,258,313
Martin Cnty., Hosp. Rev. Bonds (Fairmont
Cmnty. Hosp. Assn.), 6 5/8s, 9/1/22	BBB-/P	4,010,000	4,240,415
MN State Higher Ed. Fac. Auth. VRDN
(St. Olaf College), Ser. 5-M1, 3.18s, 10/1/32	VMIG1	4,405,000	4,405,000
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. H, 4.3s, 1/1/13	Aa1	670,000	665,317
			10,569,045

Mississippi (0.4%)
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll.,
6.7s, 11/1/29	Aaa	790,000	807,254
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	3,155,000	3,306,345
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,420,000	1,488,174
			5,601,773

Missouri (2.4%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis Med.
Ctr.), Ser. A, 5 1/2s, 6/1/27	A+	3,250,000	3,410,258
MO Hsg. Dev. Comm. Rev. Bonds (Home
Ownership), Ser. B, GNMA Coll., FNMA Coll.,
5.8s, 9/1/35	AAA	2,475,000	2,644,958
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	AAA	9,500,000	9,799,820
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	4,050,000	4,207,910
MO State Hlth. & Edl. Fac. Auth. VRDN
(St. Francis Med. Ctr.), Ser. A,
3.18s, 6/1/26	A-1+	1,395,000	1,395,000
(Cox Hlth. Syst.), AMBAC, 3.17s, 6/1/22	VMIG1	5,720,000	5,720,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. D-2, GNMA
Coll., FNMA Coll., 6 1/2s, 9/1/29	AAA	255,000	262,953
(Single Fam. Mtge.), Ser. B-2, GNMA Coll.,
FNMA Coll., 6.4s, 9/1/29	AAA	650,000	667,147
(Single Fam. Homeowner Loan),
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	1,000,000	1,060,450
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll.
3.85s, 9/1/10	AAA	145,000	142,784
3.6s, 9/1/09	AAA	160,000	157,160
			29,468,440

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Montana (0.6%)
Forsyth, Poll. Control VRDN (Pacific Corp.),
3.17s, 1/1/18	P-1	$8,080,000	$8,080,000

Nevada (0.3%)
Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB-/P	1,750,000	1,780,660
Clark Cnty., Passenger Fac. Rev. Bonds (Las
Vegas-McCarran Intl. Arpt.), Ser. A, AMBAC,
6.15s, 7/1/07	Aaa	1,590,000	1,637,811
Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA,
5s, 7/1/11	Aaa	500,000	526,045
			3,944,516

New Hampshire (2.7%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18	BBB-/P	2,600,000	2,652,520
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08	BBB-/P	750,000	757,695
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth.
Care Syst.-Covenant Hlth.), 6 1/8s, 7/1/31	A	4,000,000	4,318,280
NH State Bus. Fin. Auth. Poll. Control Rev.
Bonds, 3 1/2s, 7/1/27	Baa2	2,500,000	2,420,800
NH State Hsg. Fin. Auth. Single Family Rev.
Bonds (Mtge. Acquisition), Ser. C, 5.85s, 1/1/35	Aa2	2,000,000	2,120,580
NH State Tpk. Syst. Rev. Bonds, FGIC,
6.806s, 11/1/17	Aaa	21,000,000	21,803,460
			34,073,335

New Jersey (3.7%)
Middlesex Cnty., Impt. Auth. Lease Rev.
Bonds (Perth Amboy Muni. Complex),
FGIC, 5s, 3/15/31	Aaa	3,500,000	3,630,760
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Vlg., Inc.), Ser. A,
7 1/4s, 11/15/31	BB-/P	2,150,000	2,313,981
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	7,300,000	7,626,091
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	8,000,000	8,345,040
(School Fac. Construction), Ser. L, FSA,
5s, 3/1/25	AAA	1,000,000	1,044,520
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	1,400,000	1,544,536
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,412,100
(Atlantic City Med. Ctr.), 5 3/4s, 7/1/25	A2	500,000	526,410
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)
Ser. B, MBIA, 6 1/2s, 6/15/10	Aaa	6,250,000	6,916,063
Ser. A, 5 5/8s, 6/15/14	AA-	3,000,000	3,297,960

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

New Jersey continued
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39	BBB	$2,000,000	$2,237,520
6 3/8s, 6/1/32	BBB	1,775,000	1,935,744
6 1/8s, 6/1/42	BBB	1,500,000	1,579,425
			46,410,150

New Mexico (0.3%)
Farmington, Poll. Control VRDN (AZ Pub.
Service Co.), Ser. B, 3.15s, 9/1/24	P-1	1,500,000	1,500,000
NM Mtge. Fin. Auth. Rev. Bonds
(Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	1,960,000	1,993,810
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	885,000	917,541
			4,411,351

New York (15.9%)
Metro. Trans. Auth. Rev. Bonds, Ser. B,
MBIA, 5s, 11/15/28	Aaa	500,000	519,530
Nassau Cnty., Hlth. Care Syst. Rev.
Bonds, FSA
6s, 8/1/15 (Prerefunded)	Aaa	5,000,000	5,452,850
6s, 8/1/14 (Prerefunded)	Aaa	4,410,000	4,809,414
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/10	Aaa	13,235,000	14,652,336
Ser. B, 5 1/2s, 12/1/12	A1	6,475,000	6,978,885
Ser. G, 5 1/4s, 8/1/16	A1	625,000	676,750
Ser. M, 5s, 4/1/24	A1	7,225,000	7,489,652
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	Baa3	11,500,000	11,904,455
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Polytechnic U.), 6s, 11/1/20	Ba3	4,250,000	4,237,505
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	2,000,000	2,050,060
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	1,400,000	1,288,056
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds
Ser. D, 5s, 6/15/37	AA+	10,850,000	11,212,824
Ser. B, AMBAC, 5s, 6/15/28	Aaa	7,000,000	7,310,590
NY City, State Dorm. Auth. Lease Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	A+	2,800,000	3,070,844
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20 AA-		10,900,000	12,684,112
(State U. Edl. Fac.), MBIA, 6s, 5/15/16	Aaa	7,500,000	8,192,400
(State U. Edl. Fac.), MBIA, 6s, 5/15/15	Aaa	7,000,000	7,649,040
(U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18	AA-	12,485,000	14,027,771
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA-	23,100,000	25,421,088

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
(North Shore Long Island Jewish Group),
5 3/8s, 5/1/23	A3	$1,400,000	$1,468,264
(Brooklyn Law School), Ser. B, XLCA,
5 3/8s, 7/1/22	Aaa	1,000,000	1,083,660
(Columbia U.), Ser. A, 5s, 7/1/18	Aaa	8,250,000	8,865,285
NY State Dorm. Auth. Cap. Appn. Rev. Bonds
(State U.), Ser. B, MBIA, zero %, 5/15/09	Aaa	23,000,000	20,426,990
NY State Hwy. & Bridge Auth. Rev. Bonds,
Ser. B, FGIC, 5 1/2s, 4/1/10	Aaa	1,500,000	1,603,860
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	7,000,000	7,479,710
NY State Pwr. Auth. Rev. Bonds, 5s, 11/15/06	Aa2	2,000,000	2,018,280
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. - 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	2,245,738
(Kennedy Intl. Arpt. - 4th Installment),
6 3/4s, 10/1/11	BB+/P	75,000	76,751
Syracuse, G.O. Bonds (Pub. Impt.),
Ser. A, FSA
6s, 4/15/13 (Prerefunded)	Aaa	1,200,000	1,267,704
6s, 4/15/12 (Prerefunded)	Aaa	1,150,000	1,214,883
6s, 4/15/11 (Prerefunded)	Aaa	1,075,000	1,135,652
6s, 4/15/10 (Prerefunded)	Aaa	1,025,000	1,082,831
			199,597,770

North Carolina (6.4%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, MBIA, 7s, 1/1/13	Aaa	11,680,000	13,338,560
Ser. D, 6 3/4s, 1/1/26	Baa2	5,000,000	5,484,750
Ser. B, FGIC, 6s, 1/1/22	Aaa	25,300,000	30,019,715
AMBAC, 6s, 1/1/18	Aaa	7,000,000	8,150,660
Ser. A, 5 3/4s, 1/1/26	Baa2	5,000,000	5,251,450
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(United Methodist Home), 7 1/8s,
10/1/23 (Prerefunded)	BB+/P	3,000,000	3,354,570
(First Mtge.-Forest at Duke), 6 3/8s, 9/1/32	BB+/P	3,000,000	3,128,430
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	10,000,000	10,949,300
Ser. A, 5 1/2s, 1/1/13	A3	200,000	213,656
			79,891,091

Ohio (1.7%)
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	3,000,000	3,310,230
Franklin Cnty., Rev. Bonds (Online Computer
Library Ctr.), 5s, 4/15/11	A	500,000	517,725

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Ohio continued
Middletown, City School Dist. G.O. Bonds
(School Impt.), FGIC, 5s, 12/1/24	Aaa	$2,430,000	$2,539,836
Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30	A	3,500,000	3,626,910
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College)
5.05s, 7/1/16	A2	1,000,000	1,051,370
4.95s, 7/1/15	A2	5,000,000	5,218,200
OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22	AA-	1,000,000	1,076,690
OH State Wtr. Dev. Auth. Poll. Control Fac.
Rev. Bonds, 6.1s, 8/1/20	Baa2	3,250,000	3,379,188
U. of Cincinnati Rev. Bonds, Ser. D, AMBAC,
5s, 6/1/23	Aaa	500,000	523,135
			21,243,284

Oklahoma (0.8%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	645,000	664,163
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,500,000	1,585,065
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	1,070,000	1,051,040
OK State Indl. Dev. Auth. Rev. Bonds (Hlth.
Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	AAA	3,470,000	3,674,765
5 3/4s, 8/15/29 (Prerefunded)	AAA	2,530,000	2,710,591
			9,685,624

Oregon (0.2%)
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	2,960,000	2,960,770

Pennsylvania (4.6%)
Allegheny Cnty., Sanitation Auth. Rev. Bonds,
MBIA, 5s, 6/1/06	Aaa	2,775,000	2,781,188
Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, MBIA
5 1/2s, 12/1/30 (Prerefunded)	Aaa	850,000	914,065
5 1/2s, 12/1/30	Aaa	150,000	159,723
Beaver Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (Cleveland Elec.),
3 3/4s, 10/1/08	Baa2	3,200,000	3,187,200
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	6,450,000	6,811,781
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A+	2,000,000	2,111,040
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A,
5 1/4s, 7/1/32	A1	2,000,000	2,055,840

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Pennsylvania continued
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 6s, 1/1/43	BBB+	$2,125,000	$2,240,281
PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A, 6 1/4s, 11/1/31	A3	1,000,000	1,063,130
PA Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.4s, 1/1/09	B+	12,700,000	12,634,722
PA State Pub. School Bldg. Auth. Rev. Bonds
(Philadelphia School Dist.), FSA, 5 1/4s, 6/1/25	Aaa	9,280,000	9,858,608
Philadelphia Auth. for Indl. Dev. Rev. Bonds,
Ser. B, FSA, 5 1/4s, 10/1/10	Aaa	1,485,000	1,580,025
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	Ca	5,459,248	6,824
Philadelphia, Indl. Dev. Auth. VRDN (Fox
Chase Cancer Ctr.)
3.18s, 7/1/10	P-1	600,000	600,000
3.14s, 7/1/25	A-1+	2,000,000	2,000,000
Philadelphia, School Dist. G.O. Bonds, Ser. A,
AMBAC, 5s, 8/1/22	Aaa	6,000,000	6,277,200
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, 5 1/4s, 11/1/14	AAA	500,000	537,585
Ser. A, FSA, 5s, 7/1/24	Aaa	3,000,000	3,146,850
York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	Aaa	485,000	508,130
			58,474,192

Puerto Rico (0.5%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. B, MBIA, 5 7/8s,
7/1/35 (Prerefunded)	AAA	3,240,000	3,546,990
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	250,000	274,080
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A,
5s, 8/1/10	Baa2	2,270,000	2,357,327
			6,178,397

South Carolina (1.0%)
Florence Cnty., Hosp. Rev. Bonds (McLeod
Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	500,000	534,480
Florence Cnty., Indl. Dev. Auth. Rev. Bonds
(Stone Container Corp.), 7 3/8s, 2/1/07	B/P	1,345,000	1,351,806
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp.
Rev. Bonds, 5 1/2s, 5/1/37	A2	1,000,000	1,051,820
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	2,000,000	2,049,460
SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
Ser. B, 6 3/8s, 5/15/30	BBB	7,000,000	7,852,460
			12,840,026

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

South Dakota (0.2%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.55s, 5/1/18	AAA	$1,000,000	$997,210
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A,
5 1/2s, 11/1/31	A1	1,500,000	1,577,325
			2,574,535

Tennessee (1.4%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33	Baa2	3,000,000	3,514,710
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	BBB+	5,000,000	5,811,650
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.)
5.05s, 9/1/12	Baa2	5,000,000	5,242,050
5s, 9/1/09	Baa2	2,000,000	2,066,240
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26	A3	310,000	355,282
6 1/2s, 9/1/26 (Prerefunded)	A3	190,000	217,753
TN Hsg. Dev. Agcy. Rev. Bonds (Home
Ownership), Ser. 1B, 3.85s, 7/1/14	Aa2	395,000	383,340
			17,591,025

Texas (4.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sear Methodist Retirement), Ser. A,
5 7/8s, 11/15/18	BB/P	4,250,000	4,308,650
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	1,035,000	1,070,966
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	1,500,000	1,529,865
Harris Cnty., Mandatory Put Bonds (Toll Road),
FGIC, 5s, 8/15/09	Aaa	3,750,000	3,896,550
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
Bonds (Memorial Hermann Hlth. Care Syst.),
Ser. A, 5 1/4s, 12/1/18	A2	950,000	1,004,739
Houston, Wtr. & Swr. Rev. Bonds (Jr. Lien),
FSA, 5s, 12/1/30 (Prerefunded)	Aaa	1,000,000	1,060,880
Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B,
FSA, 5s, 10/1/16	AAA	750,000	800,790
Northside Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/24	Aaa	1,705,000	1,778,025
Pflugerville, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/29	AAA	5,000,000	5,173,750

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Texas continued
Plano, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/29	Aaa	$1,705,000	$1,764,249
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,500,000	2,639,900
Spring, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/24	Aaa	500,000	521,415
TX State Rev. Bonds, 6.2s, 9/30/11	Aa1	20,800,000	23,005,840
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds (Single Fam.), Ser. B, FSA, 4 1/4s, 9/1/26	Aaa	985,000	985,690
TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	Aa1	6,500,000	8,408,465
TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	1,000,000	1,061,540
TX Technical University Revenues Rev. Bonds
(Fin. Syst.), Ser. 7th, MBIA
5s, 8/15/08	Aaa	1,000,000	1,030,920
5s, 8/15/07	Aaa	1,000,000	1,017,990
			61,060,224

Utah (2.1%)
Intermountain Power Agency Rev. Bonds
(UT State Pwr. Supply), Ser. B, MBIA,
6 1/2s, 7/1/09	Aaa	19,065,000	20,709,356
Salt Lake City, Hosp. Rev. Bonds (IHC Hosp.
Inc.), Ser. A, 8 1/8s, 5/15/15	AAA	5,000,000	5,971,450
			26,680,806

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	1,000,000	1,026,780
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,200,000	1,228,968
			2,255,748

Virginia (2.2%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	4,000,000	4,212,520
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds,
FSA, 5.929s, 8/23/27	Aaa	21,000,000	24,054,240
			28,266,760

Washington (1.7%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist.
No. 1 Production Syst.), FGIC
5s, 9/1/25	Aaa	695,000	722,522
5s, 9/1/24	Aaa	615,000	640,670
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	2,255,000	2,461,851

MUNICIPAL BONDS AND NOTES (97.8%)* continued

	Rating **	Principal amount	Value

Washington continued
WA State G.O. Bonds
(Motor Vehicle Fuel), Ser. B, MBIA, 5s, 7/1/24	Aaa $	5,270,000	$5,523,329
Ser. A, FSA, 5s, 7/1/23	Aaa	10,035,000	10,531,532
WA State Hsg. Fin. Comm. Rev. Bonds (Single
Family Program), Ser. 2A, GNMA Coll., FNMA
Coll., 5s, 12/1/25	Aaa	1,240,000	1,280,139
			21,160,043

West Virginia (0.5%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, MBIA, 5s, 6/1/29	Aaa	6,200,000	6,443,660

Wisconsin (1.2%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
6 3/8s, 6/1/32	BBB	10,500,000	11,278,995
6 1/8s, 6/1/27	BBB	250,000	264,590
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	2,000,000	2,053,500
Wilmot, Unified High School Dist. G.O. Bonds,
Ser. B, FSA, 5s, 3/1/24	Aaa	2,000,000	2,111,860
			15,708,945

Total municipal bonds and notes (cost $1,168,985,278)			$1,233,828,136

PREFERRED STOCKS (1.0%)*

		Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625% cum.pfd.		4,000,000	$4,261,640
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
6.875% cum. pfd.		6,000,000	6,437,220
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	2,231,720

Total preferred stocks (cost $12,000,000)			$12,930,580

CORPORATE BONDS AND NOTES (0.3%)* (cost $3,500,000)

		Principal amount	Value

GMAC Muni. Mtge. Trust 144A sub. notes Ser. A1-1,
4.15s, 2039		$3,500,000	$3,467,822

TOTAL INVESTMENTS
Total investments (cost $1,184,485,278)			$1,250,226,538

* Percentages indicated are based on net assets of $1,262,000,341.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at March 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2006. Securities rated by Putnam are indicated by “/P” . Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2006.

At March 31, 2006, liquid assets totaling $2,429,392 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at March 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentrations greater than 10% at March 31, 2006
(as a percentage of net assets):

Utilities 24.3%
Health care 15.2

The fund had the following insurance concentrations greater than 10% at March 31, 2006 (as a percentage of net assets):

AMBAC 14.1%
FGIC 10.7
MBIA 10.7

FUTURES CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

		Number of		Expiration	Unrealized
		contracts	Value	date	appreciation

U.S. Treasury Note 5 yr (Short)		13	$1,357,688	Jun-06	$1,343

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

			Fixed payments
Swap counterparty /	Termination	Payments made by	received by		Unrealized
Notional amount	date	fund per annum	fund per annum		appreciation

UBS AG
$7,500,000	5/11/16	3.99%	U.S. Bond Market
			Association Municipal Swap Index		$7,085

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS
Investments in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,184,485,278)	$1,250,226,538

Cash	177,049

Interest and other receivables	18,505,491

Receivable for shares of the fund sold	157,252

Receivable for securities sold	665,265

Unrealized appreciation on swap contracts (Note 1)	7,085

Total assets	1,269,738,680

LIABILITIES
Payable for variation margin (Note 1)	609

Distributions payable to shareholders	1,489,829

Payable for securities purchased	2,429,392

Payable for shares of the fund repurchased	1,236,298

Payable for compensation of Manager (Note 2)	1,576,865

Payable for investor servicing and custodian fees (Note 2)	51,048

Payable for Trustee compensation and expenses (Note 2)	176,004

Payable for administrative services (Note 2)	2,300

Payable for distribution fees (Note 2)	650,885

Other accrued expenses	125,109

Total liabilities	7,738,339

Net assets	$1,262,000,341

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,213,850,056

Distributions in excess of net investment income (Note 1)	(1,003,026)

Accumulated net realized loss on investments (Note 1)	(16,596,377)

Net unrealized appreciation of investments	65,749,688

Total — Representing net assets applicable to capital shares outstanding	$1,262,000,341

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,196,631,058 divided by 137,336,864 shares)	$8.71

Offering price per class A share
(100/96.25 of $8.71)*	$9.05

Net asset value and offering price per class B share
($51,390,464 divided by 5,895,070 shares)**	$8.72

Net asset value and offering price per class C share
($8,739,139 divided by 1,001,891 shares)**	$8.72

Net asset value and redemption price per class M share
($5,239,680 divided by 599,765 shares)	$8.74

Offering price per class M share
(100/96.75 of $8.74)***	$9.03

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INTEREST INCOME	$ 32,436,244

EXPENSES
Compensation of Manager (Note 2)	3,209,673

Investor servicing fees (Note 2)	309,633

Custodian fees (Note 2)	79,389

Trustee compensation and expenses (Note 2)	27,005

Administrative services (Note 2)	20,316

Distribution fees — Class A (Note 2)	1,224,594

Distribution fees — Class B (Note 2)	233,477

Distribution fees — Class C (Note 2)	45,399

Distribution fees — Class M (Note 2)	13,191

Other	142,466

Non-recurring costs (Notes 2 and 5)	2,181

Costs assumed by Manager (Notes 2 and 5)	(2,181)

Total expenses	5,305,143

Expense reduction (Note 2)	(95,735)

Net expenses	5,209,408

Net investment income	27,226,836

Net realized gain on investments (Notes 1 and 3)	1,470,416

Net realized loss on futures contracts (Note 1)	(69,317)

Net realized gain on swap contracts (Note 1)	351,563

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(19,662,450)

Net loss on investments	(17,909,788)

Net increase in net assets resulting from operations	$ 9,317,048

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 27,226,836	$ 57,854,975

Net realized gain on investments	1,752,662	9,958,283

Net unrealized depreciation of investments	(19,662,450)	(11,981,974)

Net increase in net assets resulting from operations	9,317,048	55,831,284

Distributions to shareholders: (Note 1)

From ordinary income

Class A	(305,400)	(541,295)

Class B	(13,929)	(29,270)

Class C	(2,277)	(3,969)

Class M	(1,339)	(2,458)

From tax-exempt income

Class A	(25,987,692)	(54,540,890)

Class B	(997,460)	(2,376,642)

Class C	(158,086)	(337,267)

Class M	(104,984)	(220,693)

Redemption fees (Note 1)	48	49

Decrease from capital share transactions (Note 4)	(37,283,472)	(86,308,017)

Total decrease in net assets	(55,537,543)	(88,529,168)

NET ASSETS
Beginning of period	1,317,537,884	1,406,067,052

End of period (including distributions in excess of net
investment income of $1,003,026 and $658,695, respectively)	$1,262,000,341	$1,317,537,884

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value(%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
March 31, 2006**	$8.84	.19	(.13)	.06	(.19)	(.19)	—(c)	$8.71	.68*	$1,196,631	.39*	2.13*	3.14*
September 30, 2005	8.85	.38	(.01)	.37	(.38)	(.38)	—(c)	8.84	4.28	1,243,915.79		4.29	13.13
September 30, 2004	8.86	.39	(.01)	.38	(.39)	(.39)	—	8.85	4.45	1,318,059.83		4.48	32.64
September 30, 2003	8.88	.42	(.02)	.40	(.42)	(.42)	—	8.86	4.62	1,602,849.82		4.80	24.20
September 30, 2002	8.84	.45	.03	.48	(.44)	(.44)	—	8.88	5.67	1,704,023.81		5.09	17.70
September 30, 2001	8.53	.50	.30	.80	(.49)	(.49)	—	8.84	9.56	1,678,611.80		5.69	13.40

CLASS B
March 31, 2006**	$8.84	.16	(.12)	.04	(.16)	(.16)	—(c)	$8.72	.46*	$51,390	.72*	1.81*	3.14*
September 30, 2005	8.86	.32	(.02)	.30	(.32)	(.32)	—(c)	8.84	3.48	58,550	1.44	3.64	13.13
September 30, 2004	8.86	.33	—	.33	(.33)	(.33)	—	8.86	3.90	72,214	1.48	3.84	32.64
September 30, 2003	8.88	.36	(.02)	.34	(.36)	(.36)	—	8.86	3.92	103,996	1.47	4.16	24.20
September 30, 2002	8.84	.39	.03	.42	(.38)	(.38)	—	8.88	4.93	116,854	1.46	4.45	17.70
September 30, 2001	8.53	.44	.30	.74	(.43)	(.43)	—	8.84	8.85	157,217	1.45	5.02	13.40

CLASS C
March 31, 2006**	$8.85	.15	(.13)	.02	(.15)	(.15)	—(c)	$8.72	.29*	$8,739	.79*	1.73*	3.14*
September 30, 2005	8.86	.31	(.01)	.30	(.31)	(.31)	—(c)	8.85	3.46	9,724	1.59	3.48	13.13
September 30, 2004	8.86	.32	—	.32	(.32)	(.32)	—	8.86	3.69	9,690	1.63	3.69	32.64
September 30, 2003	8.89	.35	(.03)	.32	(.35)	(.35)	—	8.86	3.68	11,732	1.62	4.00	24.20
September 30, 2002	8.84	.38	.04	.42	(.37)	(.37)	—	8.89	4.95	10,421	1.61	4.30	17.70
September 30, 2001	8.53	.43	.30	.73	(.42)	(.42)	—	8.84	8.69	6,502	1.60	5.06	13.40

CLASS M
March 31, 2006**	$8.86	.17	(.11)	.06	(.18)	(.18)	—(c)	$8.74	.66*	$5,240	.54*	1.98*	3.14*
September 30, 2005	8.88	.35	(.01)	.34	(.36)	(.36)	—(c)	8.86	3.85	5,349	1.09	3.99	13.13
September 30, 2004	8.88	.37	—	.37	(.37)	(.37)	—	8.88	4.26	6,104	1.13	4.18	32.64
September 30, 2003	8.90	.40	(.03)	.37	(.39)	(.39)	—	8.88	4.30	9,191	1.12	4.50	24.20
September 30, 2002	8.86	.42	.04	.46	(.42)	(.42)	—	8.90	5.34	9,318	1.11	4.80	17.70
September 30, 2001	8.55	.47	.30	.77	(.46)	(.46)	—	8.86	9.22	9,787	1.10	5.39	13.40

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. (b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

52	53

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $9,207,206 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2012.

The aggregate identified cost on a tax basis is $1,183,971,991, resulting in gross unrealized appreciation and depreciation of $73,431,239 and $7,176,692, respectively, or net unrealized depreciation of $66,254,547.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2006, Putnam Management has assumed $2,181 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $389,022 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended March 31, 2006, the fund’s expenses were reduced by $95,735 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $482, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $23,899 and $41 from the sale of class A and class M shares, respectively, and received $29,913 and $1,089 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received $989 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,471,092 and $93,485,371, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 3/31/06:
Shares sold	3,825,111	$33,550,925

Shares issued
in connection
with reinvestment
of distributions	2,095,911	18,363,901

	5,921,022	51,914,826

Shares
repurchased	(9,342,263)	(81,929,045)

Net decrease	(3,421,241)	$(30,014,219)

Year ended 9/30/05:
Shares sold	5,699,461	$50,600,815

Shares issued
in connection
with reinvestment
of distributions	4,299,336	38,155,455

	9,998,797	88,756,270

Shares
repurchased	(18,120,494)	(160,777,010)

Net decrease	(8,121,697)	$(72,020,740)

CLASS B	Shares	Amount
Six months ended 3/31/06:
Shares sold	240,181	$2,108,051

Shares issued
in connection
with reinvestment
of distributions	72,460	635,269

	312,641	2,743,320

Shares
repurchased	(1,039,749)	(9,124,201)

Net decrease	(727,108)	$(6,380,881)

Year ended 9/30/05:
Shares sold	465,866	$4,139,212

Shares issued
in connection
with reinvestment
of distributions	173,777	1,542,882

	639,643	5,682,094

Shares
repurchased	(2,170,417)	(19,274,990)

Net decrease	(1,530,774)	$(13,592,896)

CLASS C	Shares	Amount
Six months ended 3/31/06:
Shares sold	104,846	$921,006

Shares issued
in connection
with reinvestment
of distributions	13,055	114,518

	117,901	1,035,524

Shares
repurchased	(215,047)	(1,888,788)

Net decrease	(97,146)	$(853,264)

Year ended 9/30/05:
Shares sold	161,318	$1,436,251

Shares issued
in connection
with reinvestment
of distributions	27,337	242,884

	188,655	1,679,135

Shares
repurchased	(182,915)	(1,625,722)

Net increase	5,740	$53,413

CLASS M	Shares	Amount
Six months ended 3/31/06:
Shares sold	29,751	$261,599

Shares issued
in connection
with reinvestment
of distributions	9,983	87,703

	39,734	349,302

Shares
repurchased	(43,665)	(384,410)

Net decrease	(3,931)	$(35,108)

Year ended 9/30/05:
Shares sold	33,906	$302,147

Shares issued
in connection
with reinvestment
of distributions	20,550	183,030

	54,456	485,177

Shares
repurchased	(138,476)	(1,232,971)

Net decrease	(84,020)	$(747,794)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA041 233453 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006